1Q 2023 Earnings Presentation May 3rd, 2023 Exhibit 99.2

Legal Disclosures This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent the Company’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning financial outlook or future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on such statements. Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: managing growth effectively, implementing Regional Management's growth strategy, and opening new branches as planned; Regional Management's convenience check strategy; Regional Management's policies and procedures for underwriting, processing, and servicing loans; Regional Management's ability to collect on its loan portfolio; Regional Management's insurance operations; exposure to credit risk and repayment risk, which risks may increase in light of adverse or recessionary economic conditions; the implementation of evolving underwriting models and processes, including as to the effectiveness of Regional Management’s custom scorecards; changes in the competitive environment in which Regional Management operates or a decrease in the demand for its products; the geographic concentration of Regional Management's loan portfolio; the failure of third-party service providers, including those providing information technology products; changes in economic conditions in the markets Regional Management serves, including levels of unemployment and bankruptcies; the ability to achieve successful acquisitions and strategic alliances; the ability to make technological improvements as quickly as competitors; security breaches, cyber-attacks, failures in information systems, or fraudulent activity; the ability to originate loans; reliance on information technology resources and providers, including the risk of prolonged system outages; changes in current revenue and expense trends, including trends affecting delinquencies and credit losses; any future public health crises (including the resurgence of COVID-19), including the impact of such crisis on our operations and financial condition; changes in operating and administrative expenses; the departure, transition, or replacement of key personnel; the ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support Regional Management's operations and initiatives; changes in interest rates; existing sources of liquidity may become insufficient or access to these sources may become unexpectedly restricted; exposure to financial risk due to asset-backed securitization transactions; risks related to regulation and legal proceedings, including changes in laws or regulations or in the interpretation or enforcement of laws or regulations; changes in accounting standards, rules, and interpretations and the failure of related assumptions and estimates; the impact of changes in tax laws and guidance, including the timing and amount of revenues that may be recognized; risks related to the ownership of Regional Management's common stock, including volatility in the market price of shares of Regional Management's common stock; the timing and amount of future cash dividend payments; and anti-takeover provisions in Regional Management's charter documents and applicable state law. The foregoing factors and others are discussed in greater detail in the Company's filings with the SEC. The Company will not update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. This presentation also contains certain non-GAAP measures.  Please refer to the Appendix accompanying this presentation for a reconciliation of non-GAAP measures to the most comparable GAAP measures. 2

1Q 2023 Financial Highlights Net income of $8.7 million and diluted EPS of $0.90 Total revenue increased $14.5 million, or 12.0% Interest and fee income up 11.9% due to an 18.0% increase in ANR Insurance income, net increased by $0.4 million due to portfolio growth Provision for credit losses increased $16.8 million, or 54.5%  Net credit losses up $11.3 million from higher ANR and macro conditions Increase in provision of $5.5 million from a reserve build in 1Q 23 of $5.0 million compared to a reserve release in 1Q 22 of $0.5 million Operating expense ratio improved 1.4%   Revenue growth outpaced G&A expense growth by 3.4x from the prior-year period Interest expense increased $16.8 million  Favorable market value increase of $10.2 million on interest rate caps in 1Q 22 Increase of $6.6 million on higher interest rates and ANR growth of $257.9 million 3 (1) NM – Not meaningful (1)

Year-over-year growth rate reduced from credit tightening actions; originations were more concentrated on programs to present and former borrowers, which perform better than new borrowers 1Q 23 digital, direct mail, and branch originations are down year-over-year 14.9%, 12.1%, and 3.2%, respectively, from tightened credit and focus on present and former borrowers Quarterly Origination Trend 4 ($ in millions) Originations Trend

Digital originations are sourced from either our affiliate partnerships or directly from our website, underwritten by our custom credit scorecards, and serviced by our branches Digital originations decreased sequentially in 1Q 23 due to seasonality and credit tightening; 96% of 1Q 23 digital originations were 600+ FICO vs. 82% in 1Q 19 Digital volume represented 32.1% of our total new borrower volume in 1Q 23 Large loans represented 73.0% of new borrower digitally sourced loans booked in 1Q 23 Digitally Sourced Origination Volume Trend 5 ($ in millions) Digitally Sourced Originations

Controlled Portfolio Growth Year-Over-Year Achieved year-over-year loan growth of $230 million, or 15.9%, in 1Q 23, down from 30.8% in 1Q 22 as a result of credit tightening for disciplined growth Large loans increased $4 million sequentially in 1Q 23; small loans decreased $25 million from credit tightening and seasonal payments from tax refunds Continued the mix shift toward large loans As of March 31, 2023, 86% of net finance receivables were at or below 36% APR Product Mix 6

Higher ENR Per Branch is Driving Efficiency (1)  Same store sales reflect the change in year-over-year sales for the comparable branch base. The comparable branch base includes those branches open for at least one year. 7 ($ in thousands) Branch consolidations and our new state, lighter footprint strategy with larger branches, are driving higher ENR per branch Same store(1) year-over-year growth rate of 12.3% in 1Q 23 vs. 27.3% in the prior-year period

Revenue grew 12.0% year-over-year to a record $135 million in 1Q 23 Total revenue yield decreased 1.7% year-over-year due to continued mix shift towards larger, higher-quality loans and the credit impact from macro conditions on revenue reversals and non-accrual loans, partially offset by price increases Loan sale decreased 4Q 22 total revenue by $2.2 million and is estimated to have increased 1Q 23 total revenue by a similar amount As of March 31, 2023, 86% of net finance receivables were at or below 36% APR  Total Revenue Average Net Finance Receivables Total Revenue and Interest & Fee Yield 8 ($ in millions) ($ in millions) Revenue Up 12.0% on Controlled Receivable Growth (1) Total revenue and interest and fee income each as annualized percentages of average net receivables

Recent Credit Trends 1Q 23 delinquency was 7.2% compared to 7.1% in 4Q 22 (inclusive of a 0.9% reduction from the loan sale) Pre-pandemic delinquency was 6.9% in 1Q 19 30+ days past due of $121.2 million compares favorably to loan loss reserves of $183.8 million as of 1Q 23 4Q 22 net credit loss rate of 15.0% included 3.2% related to accelerated charge-offs from the loan sale; 1Q 23 rate of 10.1% was inclusive of an estimated benefit of 2.8% related to the 4Q 22 loan sale 30+ & 90+ Delinquency Rates ($ in millions) Net Credit Loss Rates 9

Reserved For Stressed Credit Losses In 1Q 23, we increased our loan loss reserves by $5.0 million related to the combined impacts of the 4Q 22 loan sale, 1Q 23 ENR liquidation, and the potential future macroeconomic impacts on credit losses. 10 ($ in millions) Loan Loss Reserves

Improving Operating Leverage While Investing in Our Business 1Q 23 operating expense ratio improved 140 basis points from the prior year 1Q 23 revenue growth year-over-year outpaced G&A expense growth by 3.4x Operating Expense Ratio (1) Annualized general and administrative expenses as a percentage of average net finance receivables ($ in millions) 11 Operating Expense Improvement

12 1Q 23 interest expense as an annualized percentage of ANR increased 400 basis points year-over-year due to the following:  Favorable market value increases on interest rate caps in 1Q 22 (240 basis points)  Higher interest rates on ENR growth (150 basis points) Accelerated amortization of $0.6 million of debt issuance costs in 1Q 23 related to the early payoff of $75 million warehouse facility (10 basis points) Interest Expense ($ in millions) (1) Cost of Funds (1) Market value (increase) decrease on interest rate caps (“MTM” or mark-to-market value)

As of March 31, 2023, total unused capacity was $581 million (subject to borrowing base)  Available liquidity of $182 million as of March 31, 2023 Fixed-rate debt represented 89% of total debt as of March 31, 2023, and had a weighted-average revolving duration of 1.8 years Strong Funding Profile Debt Capacity Fixed vs. Variable Debt Funded Debt Ratios 13 ($ in millions) (1) Weighted-average coupon (2) Private securitization that allows for fixed-rate funding of loans with APRs greater than 36%, resulting in a higher WAC than prior securitizations for funding of loans with APRs at or below 36% (3) This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure (4) Annualized interest expense as a percentage of average net finance receivables (2) (1) ($ in millions)

Appendix 14

Significant Capacity to Absorb Losses (1)  Trailing twelve months (TTM) from 2Q 22 through 1Q 23 (2)  Pre-tax pre-provision income (PTPP) is a non-GAAP measure and is defined as net income, plus income taxes and provision for credit losses. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. (3)  Net credit losses as a percentage of average net finance receivables 15

Diversified Liquidity Profile Long history of liquidity support from a strong group of banking partners Diversified funding platform with a senior revolving facility, warehouse facilities, and securitizations 16 (1) Extended maturity date to May 2024 during April 2023 (2) Entered into warehouse facility agreement in April 2023

Consolidated Income Statements 17

Consolidated Balance Sheets 18

Non-GAAP Financial Measures In addition to financial measures presented in accordance with generally accepted accounting principles (“GAAP”), this presentation contains certain non-GAAP financial measures. The company’s management utilizes non-GAAP measures as additional metrics to aid in, and enhance, its understanding of the company’s financial results. The company believes that these non-GAAP measures provide useful information by excluding certain material items that may not be indicative of our operating results. As a result, the company believes that the non-GAAP measures that it has presented will aid in the evaluation of the operating performance of the business. Pre-tax pre-provision income and absorption capacity including pre-tax pre-provision income are non-GAAP measures that adjust GAAP measures to exclude income taxes and provision for credit losses. Management uses these absorption measures to evaluate and manage the company’s position to absorb losses. The company also believes that these absorption measures provide useful information to users of the company’s financial statements in the evaluation of its capacity to absorb losses. Furthermore, tangible equity and the funded debt-to-tangible equity ratio are non-GAAP measures that adjust GAAP measures to exclude intangible assets. Management uses these equity measures to evaluate and manage the company’s capital and leverage position. The company also believes that these equity measures are commonly used in the financial services industry and provide useful information to users of the company’s financial statements in the evaluation of its capital and leverage position.  As a result, the company also believes that these adjusted measures will aid users of its financial statements in the evaluation of its operating performance. This non-GAAP financial information should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. In addition, the company’s non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies. The following tables provide reconciliations of GAAP measures to non-GAAP measures. 19

Non-GAAP Financial Measures (Cont’d) 20 (1) Trailing twelve months (TTM) from 2Q 22 through 1Q 23 (1)

Non-GAAP Financial Measures (Cont’d) 21